Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of OceanFirst Financial Corp. (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Fitzpatrick, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

To my knowledge the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

/s/ MICHAEL FITZPATRICK

Michael Fitzpatrick Chief Financial Officer August 14, 2003

A signed original of this written statement required by Section 906 has been provided to OceanFirst Financial Corp. and will be retained by OceanFirst Financial Corp. and furnished to the Securities and Exchange Commission or its staff upon request.